UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Park Plaza

Suite 1750

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American
Warrants to purchase Class A common stock	AEON WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on March 29, 2024, AEON Biopharma, Inc. (the “Company”) announced the redemption on April 29, 2024 (the “Redemption Date”) of all of its outstanding public warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), that were issued under the Warrant Agreement, dated February 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent (the “Warrant Agreement”), as part of the units sold in the Company’s initial public offering.

In its capacity as warrant agent, CST has delivered a notice (the “Supplemental Notice of Redemption”) to each of the registered holders of the outstanding Public Warrants on behalf of the Company informing holders that (a) the “Redemption Fair Market Value” (as defined in the Warrant Agreement) has been calculated, in accordance with Section 6.2 of the Warrant Agreement, to be equal to $7.6994 and (b) based on the Redemption Fair Market Value and the redemption date of April 29, 2024, the number of shares of Common Stock issuable in connection with any exercise of the Public Warrants on a “cashless basis” will be equal to approximately 0.2456 shares of Common Stock per Public Warrant. As previously disclosed, and in accordance with the Warrant Agreement, any Public Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Public Warrants, except to receive the redemption price of $0.10 per Public Warrant.

A copy of the Supplemental Notice of Redemption delivered by the Company is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this current report on Form 8-K, including Exhibit 99.1, is “furnished,” not “filed,” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not subject to liability of that section nor deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, before or after this date and regardless of any general incorporation language in the filing, unless explicitly incorporated by reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Supplemental Notice of Redemption, dated April 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.

Date: April 15, 2024	By:	/s/ Marc Forth
Marc Forth
Chief Executive Officer